UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2022

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-09810		54-1701843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard,	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 7.01	Regulation FD Disclosure.

Owens & Minor, Inc. (the “Company”) will participate in the 2022 Baird Global Healthcare Conference on Tuesday, September 13, 2022. The Company’s executive leadership team will present at 12:15 p.m. E.T. on Tuesday, September 13, 2022 using the slides attached hereto as Exhibit 99.1 and incorporated by this reference. The presentation will be webcasted live and may be accessed at www.owens-minor.com under the investor relations section at investors.owens-minor.com/events-presentations/. The webcast will be archived and available for replay on the website.

The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Investor Presentation - 2022 Baird Global Healthcare Conference September 13, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: September 13, 2022	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary